SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          November 1, 2012
                           Date of Report
                 (Date of Earliest Event Reported)

              GO GREEN SMOKELESS OIL INTERNATIONAL INC.
        (Exact Name of Registrant as Specified in its Charter)

                 SADDLETREE ACQUISITION CORPORATION
                    (Former Name of Registrant)

 Delaware                    000-54723                  00-0000000
(State or other      (Commission File Number)         (IRS Employer
jurisdiction                                       Identification No.)
of incorporation)

                         708 Forrest Lane
                        Joshua, Texas 76058
             (Address of Principal Executive Offices)

                        215 Apolena Avenue
                  Newport Beach, California 92662
          (Former Address of Principal Executive Offices)

                           817-447-4130
                  (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On November 2, 2012, Go Green Smokeless Oil International Inc. (formerly Saddletree Acquisition Corporation) (the "Registrant" or the "Company") issued 1,000,000 shares of its common stock pursuant to
Section 4(2) of the Securities Act of 1933 at par representing 67% of the total outstanding 1,500,000 shares of common stock.

ITEM 5.01     Changes in Control of Registrant

    On November 1, 2012, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on May 30, 2012 as supplemented by the information contained in this report.

    The Registrant anticipates that it will enter into a business combination with a private company that produces a synthetic motor oil that is non toxic, biodegradable and earth friendly. That company produces a motor oil that is non-petroleum based, non-hazardous and completely smokeless for use in basically any combustible engine rather than a petroleum based motor oil which results in the production of hazardous hydrocarbons and smoke.

ITEM 5.02     Departure of Directors or Principal Officers; Election of
              Directors

    On November 1, 2012, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On November 1, 2012, James McKillop resigned as the Registrant's vice president and director.

    On November 1, 2012, Michael Hutcheson was named as the director of the Registrant.

    On November 1, 2012, Michael Hutcheson was appointed President, Secretary and Treasurer of the Registrant.

    Michael Hutcheson has been involved in the automotive business for approximately 45 years. During his career in the automotive business, Mr. Hutcheson observed the harmful effects of using petroleum based motor oil on older model vehicles. Such use of petroleum based products resulted in hydrocarbon emissions and hazardous smoke. Mr. Hutcheson turned his attention to the development of the manufacture of a non-petroleum based, non-hazardous and smokeless motor oil for use in these vehicles that would also result in a reduction of emissions and smoke. After more than two years of trial and error and with the assistance of a bio-chemist, Mr. Hutcheson developed and patented a green smokeless motor oil.


                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             GO GREEN SMOKELESS OIL INTERNATIONAL INC.


Date: November 2, 2012      /s/ Michael Hutcheson
                             President